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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-20195) pertaining to the Long Term Incentive Plan of BA Merchant Services, Inc. of our report dated February 10, 1997, except for Note 6 as to which the date is March 5, 1997, with respect to the consolidated financial statements of BA Merchant Services, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1996.

March 27, 1997